UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 4, 2004 (Date of earliest event reported)

ORIGEN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 000-50721	20-0145649
(State of Organization)		(IRS Employer I.D. No.)

27777 Franklin Road
Suite 1700
Southfield, Michigan 48034
(Address of principal executive offices)

(248) 746-7000
(Registrant’s telephone number, including area code)

ITEM 8.01 OTHER EVENTS
SIGNATURES
ORIGEN FINANCIAL, INC. EXHIBIT INDEX
Press Release, Dated October 4, 2044

ITEM 8.01 OTHER EVENTS

     On October 4, 2004, Origen Financial, Inc. issued a press release reporting the completion of its $169.0 million Origen 2004-B securitization and certain other matters. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2004	Origen Financial, Inc.
	By:	/s/ W. Anderson Geater, Jr.

W. Anderson Geater, Jr., Chief Financial Officer

ORIGEN FINANCIAL, INC.
EXHIBIT INDEX

Exhibit No.	Description	Furnished Herewith

99.1	Text of Press Release, dated October 4, 2004	X